SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ]Confidential, for use of the Commission Only
                                    (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Synergy Financial Group, Inc.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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Synergy Financial Group, Inc.
310 North Avenue East
P.O. Box 130
Cranford, NJ 07016-0130
(908) 272-3838
                                                                  August 9, 2004



Dear Fellow Stockholder:

We recently mailed to you proxy materials in connection with the Synergy Financial Group, Inc. Annual Meeting of Stockholders that will be held on August 25, 2004. According to our records, we have not yet received your proxy card.

Regardless of the number of shares that you own, it is very important that they be represented at the meeting. I, therefore, ask you to please take a moment to VOTE your shares now by signing and returning your proxy card. (If your shares are held with a broker or a bank, you can also vote by telephone or via the Internet by following the enclosed instructions.) Our Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

If you have already voted your shares, please accept our thanks and disregard this reminder.


                                               Sincerely,




                                               /s/John S. Fiore
                                               ----------------
                                               John S. Fiore
                                               President and
                                               Chief Executive Officer

Enclosures